STEFANOU & COMPANY, LLP
1360 Beverly Road
McLean, Virginia 22101

       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the use in the Form 10 Registration
Statement of our report as of June 30, 1999, dated August 19, 1999 relating to the financial statements of Kyrenia Acquisition
Corporation which appear in such Form 10.

STEFANOU & COMPANY, LLP
1360 Beverly Road
McLean, Virginia 22101
August 19, 1999